                                                                   Exhibit 10.39


                          FOURTH AMENDMENT AND CONSENT

            FOURTH AMENDMENT AND CONSENT (this "Amendment"), dated as of March 14, 2000, among MJD COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), FIRST UNION NATIONAL BANK, as Documentation Agent (the "Documentation Agent"), BANK OF AMERICA, N.A. (f/k/a Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., f/k/a Nationsbank, N.A., successor by merger to NATIONSBANK OF TEXAS, N.A.), as Syndication Agent (the "Syndication Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent" and, together with the Documentation Agent and the Syndication Agent, collectively, the "Agents"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                   WITNESSETH:

            WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Syndication Agent are parties to a Credit Agreement, dated as of March 30, 1998 (as amended, modified or supplemented to but not including the date hereof, the "Credit Agreement");

            WHEREAS, the Borrower desires to acquire, directly or indirectly through a Wholly-Owned Subsidiary of the Borrower, all of the capital stock of TPG Communications, Inc. ("TPG"), pursuant to, and in accordance with the terms of, a definitive stock purchase agreement, dated as of December 23, 1999 among the Borrower, TPG and the selling shareholders specified therein and furnished to the Agents prior to the date hereof (with such amendments, modifications and waivers thereto as may be consented to by the Agents after the date hereof, the "TPG Stock Purchase Agreement"), which acquisition (the "TPG Acquisition"), after giving effect to this Amendment, will constitute a Permitted Acquisition effected in accordance with the requirements of the Credit Agreement as amended by this Amendment; and

            WHEREAS, subject to and on the terms and conditions set forth herein, the parties hereto wish to amend the Credit Agreement and the Lenders wish to grant certain consents to the Credit Agreement, in each case as provided below;

            NOW, THEREFORE, it is agreed:

            1. Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby acknowledge and agree that the TPG Acquisition may be effected as a Permitted Acquisition under the Credit Agreement (and thereupon constitute a "Permitted Acquisition" for all purposes of the Credit Agreement), so long as:
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            (i) the TPG Acquisition shall be effected as a "Permitted
      Acquisition" in accordance with all applicable terms of (and meet all applicable requirements for a Permitted Acquisition under) the Credit Agreement, including, without limitation, Section 7.07 thereof;

            (ii) on or prior to the date of the consummation of the TPG Acquisition (the "TPG Acquisition Date"), there shall have been delivered to the Administrative Agent true and correct copies of the TPG Stock Purchase Agreement and all other documents entered into in connection with the TPG Acquisition (the "TPG Acquisition Documents"), certified as such by an Authorized Officer of the Borrower;

            (iii) on the TPG Acquisition Date, (w) all TPG Acquisition Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect, (x) the representations and warranties set forth in the TPG Acquisition Documents shall be true and correct in all material respects, (y) each of the conditions precedent to the Borrower's and its Subsidiaries' obligations to consummate the TPG Acquisition as set forth in the TPG Acquisition Documents shall have been satisfied or waived with the consent of the Agents (with all conditions stated to require the approval or satisfaction of, or to be acceptable to, the Borrower and/or any of its Subsidiaries to require the approval or reasonable satisfaction of, or to be reasonably acceptable to, the Agents), and (z) the TPG Acquisition shall have been consummated in accordance with all applicable laws and the TPG Acquisition Documents (without giving effect to any amendment or modification thereof or waiver with respect thereto unless consented to by the Agents);

            (iv) on or prior to the TPG Acquisition Date, the Administrative Agent shall have received from Paul, Hastings, Janofsky & Walker LLP, special counsel to the Credit Parties, an opinion addressed to the Agents, the Collateral Agent and each of the Lenders and dated the TPG Acquisition Date, which opinion shall be in form and substance reasonably satisfactory to the Administrative Agent and shall cover the matters contained in Exhibit D-1 relevant to an acquisition similar to the TPG Acquisition and the Persons becoming Credit Parties as a result of the TPG Acquisition (including the perfection of security interests in the equity interests and promissory notes of, or held by, TPG and its Subsidiaries granted pursuant to the Pledge Agreement);

            (v) on the TPG Acquisition Date, all necessary and material governmental (domestic and foreign) and third party approvals in connection with the TPG Acquisition and the transactions contemplated by the TPG Acquisition Documents and this Amendment and otherwise referred to therein or herein, shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the judgment of the Agents, materially adverse conditions upon the consummation of the TPG Acquisition;

            (vi) on the TPG Acquisition Date, after giving effect to the TPG Acquisition, nothing shall have occurred since December 31, 1999 (and no Agent shall have become aware of any facts or conditions not previously known) which any Agent shall reasonably determine has had, or is reasonably likely to have, (x) a material adverse effect on the rights or remedies of the Agents or the Lenders under the Credit Documents or on the ability of the Credit Parties taken as a whole to perform their respective obligations to the Agents and the Lenders under the Credit Documents, (y) a Material Adverse Effect or
      (z) a material adverse effect on the business, properties, assets, liabilities or condition (financial or otherwise) of TPG and its Subsidiaries taken as a whole;

            (vii) on the TPG Acquisition Date, no actions, suits or proceedings shall be pending or, to the knowledge of the Borrower, threatened (a) with respect to any TPG Acquisition Document or (b) which any Agent shall reasonably determine (x) has had, or is reasonably likely to have, (I) a material adverse effect on the rights or remedies of the Agents or the Lenders under the Credit Documents or on the ability of the Credit Parties taken as a whole to perform their respective obligations to the Agents and the Lenders under the Credit Documents or (II) a Material Adverse Effect or (y) is reasonably likely to have a material adverse effect on the business, properties, assets, liabilities or condition (financial or otherwise) of TPG and its Subsidiaries taken as a whole;

            (viii) on the TPG Acquisition Date, each of the Administrative Agent and the trustee under the Permitted Subordinated Debt shall have received a certificate from the chief financial officer of the Borrower, dated the TPG Acquisition Date, in form and substance reasonably satisfactory to the Administrative Agent, containing a representation and warranty that (x) the incurrence of AF Loans on such date does not violate the terms of any Permitted Subordinated Debt and (y) the Indebtedness evidenced by the AF Loans constitutes "Senior Debt" under the documentation governing the Permitted Subordinated Debt; and

            (ix) on the TPG Acquisition Date, the Administrative Agent shall have received a certificate, dated the TPG Acquisition Date and signed on behalf of the Borrower by an Authorized Officer of the Borrower, stating all of the conditions in clauses (i), (ii), (iii), (v), (vi), (vii) and
      (viii) above and Sections 4.03 and 4.04 of the Credit Agreement have been satisfied on such date.

            2. Section 4.03(c) of the Credit Agreement is hereby amended by deleting the ratio "4.0 to 1.0" appearing in said Section and inserting the ratio "4.5 to 1.0" in lieu thereof.

            3. The last paragraph appearing in Section 4 of the Credit Agreement is hereby amended by (i) deleting the text "and/or 4.03 (in the case of all Loans)" appearing in the first sentence of said paragraph and inserting ", 4.03 (in the case of all Loans) and/or 4.04 (in the case of AF Loans)" in lieu thereof and (ii) deleting the text "and 4.02" appearing in the second sentence of said paragraph and inserting the text ", 4.02 and 4.04" in lieu thereof.

            4. Section 4 of the Credit Agreement is hereby amended by inserting the following new Section 4.04 immediately after Section 4.03 appearing therein:

            "4.04 Condition Precedent to Initial AF Loans. The obligation of each AF Lender to make AF Loans pursuant to the initial Borrowing of such Loans is subject, at the time of the making of each such AF Loan, to the receipt by each of the Administrative Agent and the trustee under the Permitted Subordinated Debt of a certificate from the chief financial officer of the Borrower, dated the date of the Borrowing of such AF Loans, in form and substance reasonably satisfactory to the Administrative Agent, containing a representation and warranty that (x) the incurrence of AF Loans on such date does not violate the terms of any Permitted Subordinated Debt and (y) the Indebtedness evidenced by the AF Loans constitutes "Senior Debt" under the documentation governing the Permitted Subordinated Debt."

            5. Section 7.13(b) of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

             "Fiscal Quarter Ending:                         Ratio
             -----------------------                         -----

             Trigger Date
                   through December 31, 2001                 4.50 to 1.0
             March 31, 2002
                   through September 30, 2002                4.00 to 1.0
             December 31, 2002
                   through September 30, 2003                3.50 to 1.0
             Thereafter                                      3.25 to 1.0".

            6. The definition of "Permitted CLEC Expenditures" appearing in
Section 9 of the Credit Agreement is hereby amended by deleting the ratio "4.0 to 1.0" appearing in said definition and inserting the ratio "4.5 to 1.0" in lieu thereof.

            7. Each Lender whose name appears on Annex I hereto (each, a "Committing Lender") hereby notifies the Borrower and the Administrative Agent that the amount specified on Annex I hereto opposite its name shall be its Acquisition Commitment and Annex I to the Credit Agreement is hereby amended by supplementing said Annex with the information appearing in Annex I attached hereto.

            8. In order to induce the Lenders to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 5 of the Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the Fourth Amendment Effective Date (as defined below), both before and after giving effect to this Amendment.

            9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            12. This Amendment shall become effective on the date (the "Fourth Amendment Effective Date") when each of the following conditions shall have been satisfied:

            (i) the Administrative Agent shall have received for the account of each AF Lender an AF Note, in the amount, maturity and as otherwise provided in Section 1.05 of the Credit Agreement;

            (ii) the Administrative Agent shall have received from each Credit Party certified copies of resolutions of the Board of Directors of such Credit Party with respect to the matters set forth in this Amendment and such resolutions shall be satisfactory to the Administrative Agent;

            (iii) except to the extent otherwise agreed in writing by the Borrower and the respective Committing Lender, the Borrower shall have paid to (x) each Committing Lender that has provided an Acquisition Commitment pursuant to Section 7 hereof in an amount that, when added to the Revolving Commitment (if any) of such Committing Lender and the aggregate outstanding amount of all Term Loans (if any) made by such Committing Lender, equals or exceeds $20.0 million, a financing fee of 1/2 of 1% on the amount of such Committing Lender's Acquisition Commitment and
      (y) each Committing Lender that has provided an Acquisition Commitment pursuant to Section 7 hereof in an amount that, when added to the Revolving Commitment (if any) of such Committing Lender and the aggregate outstanding amount of all Term Loans (if any) made by such Committing Lender, is less than $20.0 million, a financing fee of 3/8 of 1% of such Committing Lender's Acquisition Commitment;

            (iv) the Borrower shall have paid to each Agent and the Lenders all other fees, costs and expenses (including, without limitation, legal fees and expenses) payable to such Agent and the Lenders to the extent then due; and

            (v) each of the Borrower, each Subsidiary Guarantor, the Lenders constituting the Required Lenders and each Committing Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036
      Attention: Steven Rockoff (facsimile number 212-354-8113).

            13. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans (including, without limitation, the AF Loans) shall be fully guaranteed pursuant to the Subsidiary Guaranty in accordance with the terms and provisions thereof and shall be fully secured pursuant to the Pledge Agreement.

             14. From and after the Fourth Amendment Effective Date, all references to the Credit Agreement in the Credit Agreement and the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.

                                     * * *

             IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                        MJD COMMUNICATIONS, INC.

                                        By: /s/ Timothy W. Henry
                                           ------------------------------------
                                           Name:   Timothy W. Henry
                                           Title:  Vice President of Finance &
                                           Treasurer


                                        BANKERS TRUST COMPANY, Individually
                                          and as Administrative Agent

                                        By: /s/ Gina S. Thompson
                                           ------------------------------------
                                           Name:  Gina S. Thompson
                                           Title: Vice President


                                        BANK OF AMERICA, N.A., Individually and
                                          as Syndication Agent

                                        By: /s/ Anthony M. Cacheria
                                           ------------------------------------
                                           Name:  Anthony M. Cacheria
                                           Title: Managing Director


                                        FIRST UNION NATIONAL BANK,
                                          Individually and as Documentation
                                           Agent

                                        By: /s/ C. Brand Hosford
                                           ------------------------------------
                                           Name:  C. Brand Hosford
                                           Title: Vice President

                                        COBANK, ACB

                                        By: /s/ Rick Freeman
                                           ------------------------------------
                                           Name:  Rick Freeman
                                           Title: Vice President


                                        MORGAN STANLEY DEAN WITTER
                                          PRIME INCOME TRUST

                                        By: /s/ Sheila Finnerty
                                           ------------------------------------
                                           Name:  Sheila Finnerty
                                           Title: Senior Vice President


                                        HELLER FINANCIAL, INC.

                                        By: /s/ K. Craig Gallebegh
                                           ------------------------------------
                                           Name:  K. Craig Gallebegh
                                           Title: Vice President


                                        THE TRAVELERS INSURANCE COMPANY

                                        By: /s/ Allen R. Cantrell
                                           ------------------------------------
                                           Name:  Allen R. Cantell
                                           Title: Investment Officer


                                        UNION BANK OF CALIFORNIA, N.A.

                                        By: /s/ James C. Opdyke
                                           ------------------------------------
                                           Name:  James C. Opdyke
                                           Title: Assistant Vice President

                                  CENTURA BANK

                                        By: /s/ Gregory S. Greek
                                           ------------------------------------
                                           Name:  Gregory S. Greek
                                           Title: Corporate Financial Officer


                                        THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                        By: /s/ Daniele E. A. Nicholas
                                           ------------------------------------
                                           Name:  Daniele E. A. Nicholas
                                           Title: Assistant Vice President


                                        FLEET NATIONAL BANK

                                        By: /s/ Amy Reden
                                           ------------------------------------
                                           Name:  Amy Reden
                                           Title: AVP


                                        DELANO COMPANY
                                          By: Pacific Investment Management
                                          Company as its Investment Advisor

                                        By:
                                           ------------------------------------
                                           Name:
                                           Title: AVP


                                        MEESPIERSON CAPITAL CORP.

                                        By: /s/ John C. Preneta
                                           ------------------------------------
                                           Name:  John C. Preneta
                                           Title: Executive Vice President

                                        SENIOR DEBT PORTFOLIO
                                          By BOSTON MANAGEMENT AND
                                          RESEARCH, as Investment Manger

                                        By: /s/ Payson F. Swaffield
                                           ------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President


                                        OXFORD STRATEGIC INCOME FUND
                                          By: Eaton Vance Management as
                                          Investment Advisor

                                        By: /s/ Payson F. Swaffield
                                           ------------------------------------
                                           Name:  Payson F. Swaffield
                                           Title: Vice President


                                        GENERAL ELECTRIC CAPITAL
                                          CORPORATION

                                        By: /s/ Karl Kieffer
                                           ------------------------------------
                                           Name:  Karl Kieffer
                                           Title: Duly Authorized Signatory


                                        MERCANTILE BANK NATIONAL
                                          ASSOCIATION

                                        By: /s/ Michael J. Homeyer
                                           ------------------------------------
                                           Name:  Michael J. Homeyer
                                           Title: Vice President

                                        NATIONAL CITY BANK

                                        By: /s/ Elizabeth Brosky
                                           ------------------------------------
                                          Name:  Elizabeth Brosky
                                          Title: Corporate Banking Officer

            Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Fourth Amendment, hereby consents to the entering into of the Fourth Amendment, and agrees to the provisions thereof (including, without limitation, Sections 13 and 14 thereof).

                                        MJD HOLDINGS CORP.

                                        By: /s/ Timothy W. Henry
                                           ------------------------------------
                                           Name:  Timothy W. Henry
                                           Title: Vice President of Finance


                                        MID VENTURES, INC.

                                        By: /s/ Timothy W. Henry
                                           ------------------------------------
                                           Name:  Timothy W. Henry
                                           Title: Vice President of Finance


                                        MJD SERVICES CORP.

                                        By: /s/ Timothy W. Henry
                                           ------------------------------------
                                           Name:  Timothy W. Henry
                                           Title: Vice President of Finance


                                        ST ENTERPRISES LTD.

                                        By: /s/ Timothy W. Henry
                                           ------------------------------------
                                           Name:  Timothy W. Henry
                                           Title: Vice President of Finance

                                                                         ANNEX I

Lender                                        Acquisition Commitment
------                                        ----------------------

Bankers Trust Company                                $21,500,000

Bank of America, N.A.                                $21,500,000

First Union National Bank                            $21,500,000

Fleet National Bank                                  $20,500,000

Union Bank of California, N.A.                       $15,000,000

The CIT Group/Equipment Financing, Inc.              $10,000,000

National City Bank                                   $25,000,000

Mercantile Bank National Association                 $15,000,000

General Electric Capital Corporation                 $15,000,000

------------------------------------                ---------------
Total:                                              $165,000,000.00